SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Dreman Small Mid Cap Value VIP

Effective May 1, 2013, the above-listed fund will change its name as follows:

Current Name	New Name, Effective May 1, 2013

DWS Dreman Small Mid Cap Value VIP	DWS Small Mid Cap Value VIP

Please Retain This Supplement for Future Reference

January 11, 2013
SAISTKR-86